                                                                    EXHIBIT 99.1

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on
Schedule 13D (including any and all amendments thereto, the "Statement") with respect to the shares of common stock, par value $0.05, of IBP, inc., and further agree that this Joint Filing Agreement be included as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement.

Date:  August 13, 2001

                                    TYSON FOODS, INC.

                                    /s/ Les R. Baledge
                                    -----------------------------------
                                    (Signature)

                                    Les R. Baledge,
                                    Executive Vice President
                                    and General Counsel
                                    -----------------------------------
                                    (Name and Title)

                                    August 14, 2001
                                    -----------------------------------
                                    (Date)

                                    LASSO ACQUISITION CORPORATION

                                    /s/ Les R. Baledge
                                    -----------------------------------
                                    (Signature)

                                    Les R. Baledge,
                                    Executive Vice President
                                    -----------------------------------
                                    (Name and Title)

                                    August 14, 2001
                                    -----------------------------------
                                    (Date)
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                                    THE TYSON LIMITED PARTNERSHIP

                                    /s/ Don Tyson
                                    -----------------------------------
                                    (Signature)

                                    Don Tyson,
                                    Managing General Partner
                                    -----------------------------------
                                    (Name and Title)

                                    August 14, 2001
                                    -----------------------------------
                                    (Date)


                                    DON TYSON

                                    /s/ Don Tyson
                                    -----------------------------------
                                    (Signature)

                                    Don Tyson
                                    -----------------------------------
                                    (Name and Title)

                                    August 14, 2001
                                    -----------------------------------
                                    (Date)